LORD ABBETT SERIES FUND, INC.

International Portfolio

Supplement dated September 14, 2007 to the

Prospectus dated May 1, 2007

1.              The following paragraph and sidebar are added to the end of the “Principal Strategy” section of the International Portfolio (the “Fund”):

The Fund may, but is not required to, use derivatives, for risk management purposes or as part of the Fund’s investment strategies. Examples of derivatives include options, futures, forward contracts (including forward foreign currency contracts) and swap transactions (including, but not limited to, interest rate and credit default swaps), as well as options on these types of transactions. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments or to obtain exposure to certain markets or individual stocks. In connection with its derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to “cover” the Fund’s obligations relating to such transactions.

Sidebar:  Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

2.              The following paragraphs on the risks of investing in derivatives, liquidity risk, and the risks from leverage are added before the last paragraph of the “Main Risks” section of the Fund:

Derivatives.  The risks associated with derivatives may be different and greater than the risks associated with directly investing in securities and other instruments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivatives may not correlate perfectly with the value of the underlying asset, rate, or index. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Whether the Fund’s use of derivatives is successful will depend on, among other things, Lord Abbett’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund’s performance could suffer. See also “Additional Investment Information” for further information concerning foreign currency-related transactions, futures contracts and related options, listed options on securities and swaps and similar transactions.

Liquidity.  The Fund may be exposed to liquidity risk from its investments in foreign securities, derivatives, or securities with substantial market or credit risk, since these investments may be difficult to buy or sell. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at its desired time or price.

Leverage.  Certain of the Fund’s derivative transactions may give rise to leverage risk. Leverage, including borrowing for investment purposes, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund’s holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund may be required to segregate permissible liquid assets to “cover” its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. There is no assurance that the Fund will be able to employ leverage successfully.

3.              The following subsections are added in alphabetical order to the “Additional Investment Information” section of the Fund:

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Futures Contracts and Options on Futures Contracts. The Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. The Fund also may enter into such transactions as a substitute for taking a position in an underlying asset or to increase returns. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market (“OTC”). The Fund is not registered as, nor is it subject to registration or regulation as, commodity pool operators under the Commodity Exchange Act.

Options. The Fund may purchase call and put options and write (i.e. sell) covered call and put option contracts in accordance with its investment objective and policies. A “call option” is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A “put option” gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or securities indices, currencies or futures. The Fund also may enter into over-the-counter (“OTC”) options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Risks of Options and Futures. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund’s assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Swap and Similar Transactions. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

4.              The following subsection replaces the “Foreign Currency Transactions” subsection in the “Additional Investment Information” section of the Fund:

Foreign Currency Transactions. The Fund may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts (a type of forward contract) and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a security, currency or other financial instrument at a future date, at a price established in the contract. Forward contracts also may be structured for cash settlement, rather than physical delivery. The Fund may use these currency-related transactions to hedge the risk to the portfolio that

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foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. They may also be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

In the case of the Fund’s currency-related transactions, their use involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s return could be reduced as a result. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund which are denominated in those currencies. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries.

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LORD ABBETT SERIES FUND, INC.

All Value Portfolio

America’s Value Portfolio

Bond Debenture Portfolio

Growth and Income Portfolio

Growth Opportunities Portfolio

International Portfolio

Large Cap Core Portfolio

Mid Cap Value Portfolio

Supplement dated September 14, 2007 to the

Statement of Additional Information dated May 1, 2007

1.              The following subsection is added in alphabetical order to the section of the Statement of Additional Information (“SAI”) titled “Investment Policies – Additional Information on Portfolio Risks, Investments, and Techniques”:

Derivatives.  Consistent with their investment objectives and policies, the Funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, or, in the case of International Portfolio, to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  Examples of derivative instruments the Funds may use, to the extent described in the Prospectus and this SAI, include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements and credit derivatives, which are described below.  Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would.  A Fund’s portfolio managers, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, Lord Abbett will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Each Fund may be required to “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission (“SEC”) or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts and forward contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open.  With respect to futures contracts and forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.  Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Credit Derivatives.  The International Portfolio may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If Lord Abbett is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used.  Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.  A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Combined Transactions.  Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments.  The Funds may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or SAI.

2.            The following subsection replaces the subsections titled “Foreign Currency Options” and “Foreign Currency Transactions” in the section titled “Investment Policies – Additional Information on Portfolio Risks, Investments, and Techniques” in the Funds’ SAI:

Foreign Currency Transactions.  The International Portfolio may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or

to gain or reduce exposure to the foreign currency for investment purposes.  In accordance with the Fund’s investment objective and policies, each other Fund may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies.  “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.  To the extent a Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss.  A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

Each Fund may engage in spot transactions and also may use forward contracts.  A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into.  These contracts typically are traded in the OTC derivatives market and entered into directly between currency traders and their customers.

Each Fund may enter into forward contracts with respect to specific transactions.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.  For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

Each Fund also may enter into currency forward contracts that are contractually required to, or may settle in cash, including non-deliverable currency forward contracts (“NDFs”). Each Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Currency Options.  Each Fund may take positions in options on foreign currencies.  For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved.  A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis.  Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.  Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions.  Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar.  Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions.  As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency.  Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months.  The exercise price may be below, equal to or above the current market value of the underlying currency.  Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs.  Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration.  In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

3.              The subsection titled “Listed Options on Securities” is deleted in the section of the Funds’ SAI titled “Investment Policies – Additional Information on Portfolio Risks, Investments, and Techniques.”

4.              The following subsection titled “Options” is added before the subsection titled “Over-the-Counter Options” in the Funds’ SAI titled “Investment Policies – Additional Information on Portfolio Risks, Investments, and Techniques.”   “Over-the-Counter Options” is now a sub-subsection under “Options.”

Options.  Each Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Each Fund may also enter into “closing purchase transactions” in order to terminate their obligation to deliver the underlying security.  This may result in a short-term gain or loss.  A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written.  If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Each Fund, other than the International Portfolio, will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options. Each Fund, other than the

International Portfolio, may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets.  Each Fund, other than the International Portfolio, may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of its net assets at the time an option is written.

Specific Options Transactions.  Each Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities), including U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the over-the-counter market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Each Fund may purchase and sell call and put options on foreign currency.  These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by the Funds of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.  To the extent Lord Abbett’s predictions are incorrect, the Funds may incur losses.  The use of options can also increase a Fund’s transaction costs.

5.              The following subsection replaces the subsection titled “Structured Securities” in the section of the Funds’ SAI titled “Investment Policies – Additional Information on Portfolio Risks, Investments, and Techniques.”

Structured Securities and Other Hybrid Instruments.  International Portfolio may invest in structured securities and other hybrid instruments. America’s Value Portfolio and Bond Debenture Portfolio may invest up to 5% of their respective net assets in, structured securities and other hybrid instruments.  Structured securities and other hybrid instruments are types of derivative securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity.  Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks. A Fund that invests in structured securities could lose more than the principal amount invested.

Structured securities and other hybrid instruments can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a Reference and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the Reference.  These References may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of the Fund.

6.              The following replaces the subsection titled “Swap and Similar Transactions” in the section of the Funds’ SAI titled “Investment Policies – Additional Information on Portfolio Risks, Investments, and Techniques.”

Swap Transactions.  Consistent with their investment objectives and policies, America’s Value Portfolio, Bond Debenture Portfolio, and International Portfolio may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps).  A Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so.  A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount.  The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies or indices.  The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, the Funds may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount.  Interest rate swaps may enable a Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, the Funds may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt.  In such transactions, a Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers.  Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Funds may enter into long and short currency positions using swap contracts under which they will, at the end of the term of the swap contract, make a payment that is based on a fixed currency exchange rate in exchange for a payment from the swap counterparty that is based on the prevailing currency exchange rate.  These swap contracts generally will have terms of approximately one to three months, but may have terms of up to six months or more.  Lord Abbett, however, in its discretion may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligation under the swap contract.  At the end of a swap contract’s term, the Funds may enter into a new swap contract.  A Fund’s swap contracts will be made in the OTC market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

In a total return swap, a Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap.  If the value of the asset underlying a total return swap declines over the term of the swap, a Fund may also be required to pay an amount equal to that decline in value to its counterparty.  A Fund may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay their counterparty an amount equal to any appreciation.

The Funds may also purchase and write (sell) options contracts on swaps, commonly known as “swaptions.”  A swaption is an option to enter into a swap agreement.  As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms.  The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

The Funds also may purchase or sell interest rate caps, floors and collars.  The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate.  The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate.  A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions.  If Lord Abbett is incorrect in that its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Funds may be less favorable than it would have been if the Funds had not entered into them.  Because these arrangements are bilateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other.  In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.  A Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that a Fund is required to pay exceed the value of the payments that its counterparty is required to make.  The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, a Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.